Exhibit 99.2

The PMI Group, Inc.

Third Quarter 2009

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2009

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2009

Notes to Financial Results and Statistical Information:

(1)

Effective January 1, 2008, The PMI Group, Inc. (the “Company”) adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115 (“SFAS No. 159”). The Company elected to adopt the fair value option for certain corporate debt on the adoption date. The Company’s net loss included a $3.1 million gain and $17.5 million loss for the three months and nine months ended September 30, 2009, respectively, related to fair value adjustments for these debt instruments.

(2)

At September 30, 2008, the carrying value of our investment in RAM Reinsurance Company, Ltd. (“RAM Re”) was $6.5 million. During the fourth quarter of 2008, we recognized equity in losses from RAM Re of $6.5 million which decreased our investment in RAM Re to zero. Additionally, the Company impaired its investment in FGIC in the first quarter and reduced the carrying value of its investment in FGIC to zero. This reduction resulted in an $88.0 million net realized investment loss in the consolidated statement of operations and $15.6 million loss in other comprehensive income in the first quarter of 2008. Due to the Company’s impairment of its investment in FGIC to zero, the Company did not recognize any equity in earnings (losses) from FGIC in 2009.

(3)	Other underwriting and operating expenses in the International segment include severance costs related to the reconfiguration of PMI Europe.

(4)

For the quarter and nine months ended September 30, 2009 and 2008, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re and certain limited partnership interests.

(5)

Due to the net losses in the quarters ended and nine months ended September 30, 2009 and 2008, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(6)

U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are in equity in earnings from unconsolidated subsidiaries.

(7)	International Operations segment includes PMI Europe and PMI Canada. PMI Australia and PMI Asia are reported as discontinued operations for all periods presented.

(8)

Financial Guaranty segment represents our equity investments in FGIC Corporation and RAM Re. PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008. See Note 2 above for discussion on impairment of the Company’s investments in RAM Re and FGIC.

(9)

The Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.’s investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; the results of Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation and equity in earnings (losses) from certain limited partnerships.

(10)

The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(11)

Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. As of June 30, 2008, we adjusted pool risk in force to appropriately reflect the effect of loan repayments on risk limits. Further beginning March 31, 2009, pool risk in force has been adjusted to reflect reserves established on pool which has the effect of reducing the risk layer.

(12)

Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

(13)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(14)

The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only. As of March 31, 2009, the Company adjusted its statutory risk-to-capital ratio based on recent regulatory clarification to exclude risk in force for which a loss reserve has been established.

(15)	The excess minimum policyholders position is the surplus above the required minimum policyholders position. The excess minimum policyholders position is for PMI Mortgage Insurance Co. only.

(16)

As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column except for captive agreements which relate to NIW for the periods presented.

(17)

As of September 30, 2009, the Company reclassified ceded claims paid from pool claims paid to primary claims paid and is now included in ‘Ceded claims, supplemental and other’ for all periods presented.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas, CFA
Vice President, Investor Relations and	Director, Investor Relations and
Corporate Capital Management and Analysis	Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$167,362	$176,497	$521,932	$591,352

Revenues
Premiums earned	$176,572	$183,581	$546,266	$602,037
Net gain (loss) from credit default swaps	9,248	(9,911)	24,007	439
Net investment income	25,980	36,325	89,701	106,808
Net realized investment gains (losses)	11,921	(49,903)	29,262	(21,977)
Change in fair value of certain debt instruments (1)	3,125	66,283	(17,478)	111,948
Impairment of unconsolidated subsidiaries (2)	—	(2,887)	—	(90,868)
Other income	13	1,973	2,328	8,419

Total revenues	226,859	225,461	674,086	716,806

Losses and expenses
Losses and loss adjustment expenses	336,778	382,689	1,200,566	1,494,807
Amortization of deferred policy acquisition costs	4,151	4,955	11,249	13,773
Other underwriting and operating expenses (3)	34,569	59,412	114,342	159,977
Interest expense	9,338	11,423	32,921	29,698

Total losses and expenses	384,836	458,479	1,359,078	1,698,255

Loss before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(157,977)	(233,018)	(684,992)	(981,449)
Equity in (losses) earnings from unconsolidated subsidiaries (4)	(4,377)	9,103	(8,215)	(45,830)

Loss from continuing operations before income taxes	(162,354)	(223,915)	(693,207)	(1,027,279)
Income tax benefit from continuing operations	(74,434)	(74,606)	(267,399)	(321,084)

Loss from continuing operations	(87,920)	(149,309)	(425,808)	(706,195)
Loss from discontinued operations, net of taxes	(5,312)	(80,104)	(5,335)	(43,468)

Net loss	$(93,232)	$(229,413)	$(431,143)	$(749,663)

Diluted loss from continuing operations per share	$(1.06)	$(1.83)	$(5.18)	$(8.68)
Diluted loss from discontinued operations per share	(0.07)	(0.98)	(0.06)	(0.54)

Diluted net loss per share	$(1.13)	$(2.81)	$(5.24)	$(9.22)

Share data:
Basic weighted average common shares outstanding	82,549	81,597	82,230	81,343
Stock options and other dilutive components (5)	—	—	—	—

Diluted weighted average common shares outstanding (5)	82,549	81,597	82,230	81,343

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2009	December 31, 2008	September 30, 2008
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,603,291	$1,997,466	$2,019,042
Equity securities:
Common	21,822	5,593	9,883
Preferred	186,733	216,256	212,703
Short term investments	2,215	2,280	2,280

Total investments	$2,814,061	$2,221,595	$2,243,908
Cash and cash equivalents	844,265	1,483,313	713,241
Investments in unconsolidated subsidiaries	147,024	150,377	154,397
Reinsurance recoverables	659,356	482,678	393,654
Deferred policy acquisition costs	42,266	34,791	31,036
Property, equipment and software, net of accumulated depreciation and amortization	113,751	131,211	138,845
Other assets	315,295	320,434	360,637
Assets - discontinued operations - held for sale	—	—	1,324,795

Total assets	$4,936,018	$4,824,399	$5,360,513

Liabilities
Reserve for losses and loss adjustment expenses	$3,175,027	$2,709,286	$2,463,407
Unearned premiums	87,088	111,656	117,324
Debt	417,757	481,764	532,177
Other liabilities	273,038	243,468	250,897
Liabilities - discontinued operations - held for sale	—	—	543,830

Total liabilities	3,952,910	3,546,174	3,907,635
Shareholders’ equity
Common stock	1,193	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	888,307	1,312,711	1,491,384
Accumulated other comprehensive income (loss), net of deferred taxes	93,608	(35,679)	(39,699)

Total shareholders’ equity	983,108	1,278,225	1,452,878

Total liabilities and shareholders’ equity	$4,936,018	$4,824,399	$5,360,513

Basic shares issued and outstanding	82,573	81,688	81,624

Book value per share	$11.91	$15.65	$17.80

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	Three Months Ended September 30, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$167,443	$(80)	$—	$(1)	$167,362

Revenues
Premiums earned	$173,537	$3,031	$—	$4	$176,572
Net gain from credit default swaps	—	9,248	—	—	9,248
Net investment income (loss)	26,478	(849)	—	351	25,980
Net realized investment gains (losses)	11,828	94	—	(1)	11,921
Change in fair value of certain debt instruments (1)	—	—	—	3,125	3,125
Other income	1	7	—	5	13

Total revenues	211,844	11,531	—	3,484	226,859

Losses and expenses
Losses and loss adjustment expenses	334,593	2,185	—	—	336,778
Amortization of deferred policy acquisition costs	3,837	314	—	—	4,151
Other underwriting and operating expenses	30,437	2,073	—	2,059	34,569
Interest expense	12	—	—	9,326	9,338

Total losses and expenses	368,879	4,572	—	11,385	384,836

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(157,035)	6,959	—	(7,901)	(157,977)
Equity in losses from unconsolidated subsidiaries (4)	(4,268)	—	—	(109)	(4,377)

(Loss) income from continuing operations before income taxes	(161,303)	6,959	—	(8,010)	(162,354)
Income tax benefit from continuing operations	(50,683)	(20,431)	—	(3,320)	(74,434)

(Loss) income from continuing operations	(110,620)	27,390	—	(4,690)	(87,920)

Loss from discontinued operations, net of taxes	—	(5,312)	—	—	(5,312)

Net (loss) income	$(110,620)	$22,078	$—	$(4,690)	$(93,232)

Loss ratio (10)	192.8%
Expense ratio (10)	20.5%
Combined ratio	213.3%

	Three Months Ended September 30, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$173,908	$2,577	$—	$12	$176,497

Revenues
Premiums earned	$179,795	$3,776	$—	$10	$183,581
Net loss from credit default swaps	—	(9,911)	—	—	(9,911)
Net investment income	29,331	3,858	—	3,136	36,325
Net realized investment (losses) gains	(50,800)	1,885	—	(988)	(49,903)
Change in fair value of certain debt instruments (1)	—	—		66,283	66,283
Impairment of unconsolidated subsidiaries	—	—	(2,887)	—	(2,887)
Other (loss) income	(190)	(23)	—	2,186	1,973

Total revenues (expenses)	158,136	(415)	(2,887)	70,627	225,461

Losses and expenses
Losses and loss adjustment expenses	348,201	34,488	—	—	382,689
Amortization of deferred policy acquisition costs	3,387	1,568	—	—	4,955
Other underwriting and operating expenses	24,633	13,048	—	21,731	59,412
Interest expense	53	—	—	11,370	11,423

Total losses and expenses	376,274	49,104	—	33,101	458,479

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(218,138)	(49,519)	(2,887)	37,526	(233,018)
Equity in (losses) earnings from unconsolidated subsidiaries (4)	(85)	—	9,340	(152)	9,103

(Loss) income from continuing operations before income taxes	(218,223)	(49,519)	6,453	37,374	(223,915)
Income tax (benefit) expense from continuing operations	(81,108)	(3,510)	—	10,012	(74,606)

(Loss) income from continuing operations	(137,115)	(46,009)	6,453	27,362	(149,309)

(Loss) income from discontinued operations, net of taxes	—	(80,541)	437	—	(80,104)

Net (loss) income	$(137,115)	$(126,550)	$6,890	$27,362	$(229,413)

Loss ratio (10)	193.7%
Expense ratio (10)	16.1%
Combined ratio	209.8%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	Nine Months Ended September 30, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$521,958	$(30)	$—	$4	$521,932

Revenues
Premiums earned	$537,329	$8,918	$—	$19	$546,266
Net gain from credit default swaps	—	24,007	—	—	24,007
Net investment income	83,177	3,471	—	3,053	89,701
Net realized investment gains (losses)	31,223	(1,942)	—	(19)	29,262
Change in fair value of certain debt instruments (1)	—	—	—	(17,478)	(17,478)
Other (loss) income	(37)	(14)	—	2,379	2,328

Total revenues (expenses)	651,692	34,440	—	(12,046)	674,086

Losses and expenses
Losses and loss adjustment expenses	1,191,268	9,298	—	—	1,200,566
Amortization of deferred policy acquisition costs	10,294	955	—	—	11,249
Other underwriting and operating expenses	96,738	8,773	—	8,831	114,342
Interest expense	44	—	—	32,877	32,921

Total losses and expenses	1,298,344	19,026	—	41,708	1,359,078

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(646,652)	15,414	—	(53,754)	(684,992)
Equity in losses from unconsolidated subsidiaries (4)	(7,783)	—	—	(432)	(8,215)

(Loss) income from continuing operations before income taxes	(654,435)	15,414	—	(54,186)	(693,207)
Income tax benefit from continuing operations	(240,472)	(5,254)	—	(21,673)	(267,399)

(Loss) income from continuing operations	(413,963)	20,668	—	(32,513)	(425,808)

Loss from discontinued operations, net of taxes	—	(5,335)	—	—	(5,335)

Net (loss) income	$(413,963)	$15,333	$—	$(32,513)	$(431,143)

Loss ratio (10)	221.7%
Expense ratio (10)	20.5%
Combined ratio	242.2%

	Nine Months Ended September 30, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$574,969	$16,358	$—	$25	$591,352

Revenues
Premiums earned	$591,254	$10,750	$—	$33	$602,037
Net gain from credit default swaps	—	439	—	—	439
Net investment income	86,586	12,387	—	7,835	106,808
Net realized investment (losses) gains	(22,149)	1,174	—	(1,002)	(21,977)
Change in fair value of certain debt instruments (1)	—	—	—	111,948	111,948
Impairment of unconsolidated subsidiaries	—	—	(90,868)	—	(90,868)
Other (loss) income	(357)	28	—	8,748	8,419

Total revenues (expenses)	655,334	24,778	(90,868)	127,562	716,806

Losses and expenses
Losses and loss adjustment expenses	1,437,710	57,097	—	—	1,494,807
Amortization of deferred policy acquisition costs	11,457	2,316	—	—	13,773
Other underwriting and operating expenses	71,131	27,687	—	61,159	159,977
Interest expense	114	—	—	29,584	29,698

Total losses and expenses	1,520,412	87,100	—	90,743	1,698,255

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(865,078)	(62,322)	(90,868)	36,819	(981,449)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	5,781	—	(51,217)	(394)	(45,830)

(Loss) income from continuing operations before income taxes	(859,297)	(62,322)	(142,085)	36,425	(1,027,279)
Income tax (benefit) expense from continuing operations	(323,846)	(5,506)	(1,244)	9,512	(321,084)

(Loss) income from continuing operations	(535,451)	(56,816)	(140,841)	26,913	(706,195)

Loss from discontinued operations, net of taxes	—	(20,855)	(22,613)	—	(43,468)

Net (loss) income	$(535,451)	$(77,671)	$(163,454)	$26,913	$(749,663)

Loss ratio (10)	243.2%
Expense ratio (10)	14.4%
Combined ratio	257.6%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	September 30, 2009 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,441,616	$145,622	$—	$16,053	$2,603,291
Equity securities:
Common	21,822	—	—	—	21,822
Preferred	186,733	—	—	—	186,733
Short term investments	999	6	—	1,210	2,215

Total investments	$2,651,170	$145,628	$—	$17,263	$2,814,061
Cash and cash equivalents	698,833	75,941	—	69,491	844,265
Investments in unconsolidated subsidiaries	132,025	—	—	14,999	147,024
Reinsurance recoverables	659,356	—	—	—	659,356
Deferred policy acquisition costs	40,677	1,589	—	—	42,266
Property, equipment and software, net of accumulated depreciation and amortization	40,567	38	—	73,146	113,751
Other assets (liabilities)	289,999	12,405	70,696	(57,805)	315,295

Total assets	$4,512,627	$235,601	$70,696	$117,094	$4,936,018

Liabilities
Reserve for losses and loss adjustment expenses	$3,138,261	$36,766	$—	$—	$3,175,027
Unearned premiums	67,286	19,797	—	5	87,088
Debt	—	—	—	417,757	417,757
Other liabilities (assets)	274,786	58,908	—	(60,656)	273,038

Total liabilities	3,480,333	115,471	—	357,106	3,952,910

Shareholders’ equity (deficit)	1,032,294	120,130	70,696	(240,012)	983,108

Total liabilities and shareholders’ equity	$4,512,627	$235,601	$70,696	$117,094	$4,936,018

	December 31, 2008 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,722,432	$139,804	$—	$135,230	$1,997,466
Equity securities:
Common	5,593	—	—	—	5,593
Preferred	216,256	—	—	—	216,256
Short term investments	980	—	—	1,300	2,280

Total investments	$1,945,261	$139,804	—	$136,530	$2,221,595
Cash and cash equivalents	1,239,490	124,518	—	119,305	1,483,313
Investments in unconsolidated subsidiaries	135,082	—	—	15,295	150,377
Reinsurance recoverables	482,678	—	—	—	482,678
Deferred policy acquisition costs	32,317	2,474	—	—	34,791
Property, equipment and software, net of accumulated depreciation and amortization	54,230	948	—	76,033	131,211
Other assets (liabilities)	262,166	14,424	70,696	(26,852)	320,434

Total assets	$4,151,224	$282,168	$70,696	$320,311	$4,824,399

Liabilities
Reserve for losses and loss adjustment expenses	$2,624,504	$84,782	$—	$—	$2,709,286
Unearned premiums	86,187	25,449	—	20	111,656
Debt	—	—	—	481,764	481,764
Other liabilities (assets)	190,348	78,436	—	(25,316)	243,468

Total liabilities	2,901,039	188,667	—	456,468	3,546,174

Shareholders’ equity (deficit)	1,250,185	93,501	70,696	(136,157)	1,278,225

Total liabilities and shareholders’ equity	$4,151,224	$282,168	$70,696	$320,311	$4,824,399

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009				2008
	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)				(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Gross premiums written	$224,242	$232,033	$245,759	$702,034	$243,883	$249,423	$251,677	$262,870	$1,007,853
Ceded and refunded premiums, net of assumed premiums	(56,799)	(61,813)	(61,464)	(180,076)	(68,225)	(75,515)	(55,614)	(57,872)	(257,226)

Net premiums written	167,443	170,220	184,295	521,958	175,658	173,908	196,063	204,998	750,627
Change in unearned premiums	6,094	7,958	1,319	15,371	5,261	5,887	7,572	2,826	21,546

Premiums earned	$173,537	$178,178	$185,614	$537,329	$180,919	$179,795	$203,635	$207,824	$772,173
Net investment income	26,478	28,929	27,770	83,177	28,633	29,331	29,255	28,000	115,219
Net realized investment gains (losses)	11,828	23,663	(4,268)	31,223	(25,451)	(50,800)	(12,900)	41,551	(47,600)
Other income (loss)	1	12	(50)	(37)	6	(190)	(91)	(76)	(351)

Total revenues	211,844	230,782	209,066	651,692	184,107	158,136	219,899	277,299	839,441

Losses and expenses
Losses and loss adjustment expenses	334,593	476,829	379,846	1,191,268	398,010	348,201	552,476	537,033	1,835,720
Amortization of deferred policy acquisition costs	3,837	3,432	3,025	10,294	4,129	3,387	3,819	4,251	15,586
Other underwriting and operating expenses	30,437	32,781	33,520	96,738	52,237	24,633	24,159	22,339	123,368
Interest expense	12	16	16	44	25	53	29	32	139

Total losses and expenses	368,879	513,058	416,407	1,298,344	454,401	376,274	580,483	563,655	1,974,813

Loss before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(157,035)	(282,276)	(207,341)	(646,652)	(270,294)	(218,138)	(360,584)	(286,356)	(1,135,372)
Equity in (losses) earnings from unconsolidated subsidiaries	(4,268)	(1,221)	(2,294)	(7,783)	675	(85)	2,986	2,880	6,456

Loss before income taxes	(161,303)	(283,497)	(209,635)	(654,435)	(269,619)	(218,223)	(357,598)	(283,476)	(1,128,916)
Income tax benefit	(50,683)	(107,720)	(82,069)	(240,472)	(95,525)	(81,108)	(131,739)	(110,999)	(419,371)

Net loss	$(110,620)	$(175,777)	$(127,566)	$(413,963)	$(174,094)	$(137,115)	$(225,859)	$(172,477)	$(709,545)

Loss ratio (10)	192.8%	267.6%	204.6%	221.7%	220.0%	193.7%	271.3%	258.4%	237.7%
Expense ratio (10)	20.5%	21.3%	19.8%	20.5%	32.1%	16.1%	14.3%	13.0%	18.5%
Combined ratio	213.3%	288.9%	224.4%	242.2%	252.1%	209.8%	285.6%	271.4%	256.2%

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)			(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$2,441,616	$2,044,222	$1,917,378	$1,722,432	$1,726,032	$1,960,626	$1,746,902
Equity securities:
Common	21,822	11,679	3,303	5,593	9,883	10,927	14,159
Preferred	186,733	177,762	158,994	216,256	212,703	243,459	260,646
Short term investments	999	996	981	980	980	977	951

Total investments	$2,651,170	$2,234,659	$2,080,656	$1,945,261	$1,949,598	$2,215,989	$2,022,658
Cash and cash equivalents	698,833	1,075,108	1,058,306	1,239,490	400,086	106,317	285,074
Investments in unconsolidated subsidiaries	132,025	132,271	134,646	135,082	132,584	135,580	133,664
Reinsurance recoverables	659,356	602,318	549,369	482,678	392,701	313,549	123,864
Deferred policy acquisition costs	40,677	38,895	37,034	32,317	28,091	22,532	15,992
Property, equipment and software, net of accumulated depreciation and amortization	40,567	45,535	51,191	54,230	60,000	70,330	73,832
Other assets	289,999	352,590	359,573	262,166	298,908	264,577	242,679

Total assets	$4,512,627	$4,481,376	$4,270,775	$4,151,224	$3,261,968	$3,128,874	$2,897,763

Liabilities
Reserve for losses and loss adjustment expenses	$3,138,261	$3,185,488	$2,854,797	$2,624,504	$2,349,651	$2,132,632	$1,589,253
Unearned premiums	67,286	73,786	86,480	86,187	90,007	96,739	104,674
Other liabilities	274,786	163,419	203,772	190,348	200,593	115,973	185,738

Total liabilities	3,480,333	3,422,693	3,145,049	2,901,039	2,640,251	2,345,344	1,879,665

Shareholder’s equity	1,032,294	1,058,683	1,125,726	1,250,185	621,717	783,530	1,018,098

Total liabilities and shareholder’s equity	$4,512,627	$4,481,376	$4,270,775	$4,151,224	$3,261,968	$3,128,874	$2,897,763

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2009				2008
	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in millions)				(Dollars in millions)
New Insurance Written
Flow insurance written	$1,176	$2,001	$4,847	$8,024	$5,725	$6,156	$4,364	$5,952	$22,197
Structured insurance written	—	—	1	1	24	67	184	167	442

Primary new insurance written	$1,176	$2,001	$4,848	$8,025	$5,749	$6,223	$4,548	$6,119	$22,639

Primary new risk written	$253	$426	$1,034	$1,713	$1,322	$1,413	$985	$1,417	$5,137
Pool new insurance written (11)	$—	$—	$—	$—	$—	$—	$—	$274	$274
Pool new risk written (11)	$—	$—	$—	$—	$—	$—	$—	$4	$4
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	0%	0%	0%	4%	15%	5%
95.01% to 97% LTV’s	0%	0%	1%	1%	3%	4%	5%	2%	3%
90.01% to 95% LTV’s	29%	29%	30%	30%	31%	26%	22%	23%	26%
85.01% to 90% LTV’s	54%	51%	48%	49%	52%	55%	49%	44%	50%
85% and below	17%	20%	21%	20%	14%	15%	20%	16%	16%
Less than A quality loans	0%	0%	0%	0%	0%	0%	1%	4%	1%
Alt-A loans	0%	0%	0%	0%	0%	1%	8%	13%	5%
Interest only loans	0%	0%	0%	0%	2%	5%	6%	8%	5%
Payment option ARMS	0%	0%	0%	0%	0%	0%	0%	0%	0%
ARMs	0%	0%	0%	0%	1%	1%	2%	2%	1%
Monthlies	88%	89%	89%	88%	93%	92%	97%	98%	95%
Refinances	29%	49%	54%	49%	25%	22%	41%	45%	33%
Structured transactions	0%	0%	0%	0%	0%	1%	4%	3%	2%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2009			2008
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
		(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$100,745	$103,367	$106,352	$106,147	$104,336	$103,626	$103,860
Structured transactions	16,187	16,852	17,545	18,118	18,806	19,525	20,403

Total	$116,932	$120,219	$123,897	$124,265	$123,142	$123,151	$124,263

Primary risk in force
Flow	$24,794	$25,458	$26,237	$26,329	$25,981	$25,983	$26,156
Structured transactions	3,805	3,963	4,129	4,276	4,458	4,650	4,896

Total	$28,599	$29,421	$30,366	$30,605	$30,439	$30,633	$31,052

Pool risk in force (11)	$1,292	$1,579	$1,853	$2,722	$2,762	$2,812	$3,443
Primary risk in force - credit score distribution
Flow
620 or above	94.4%	94.3%	94.3%	94.1%	93.7%	93.4%	93.2%
619-575	4.4%	4.5%	4.5%	4.6%	4.9%	5.1%	5.3%
574 or below	1.2%	1.2%	1.2%	1.3%	1.4%	1.5%	1.5%
Structured transactions
620 or above	85.8%	85.9%	86.0%	86.2%	86.2%	86.2%	86.2%
619-575	9.0%	8.9%	8.8%	8.7%	8.7%	8.7%	8.7%
574 or below	5.2%	5.2%	5.2%	5.1%	5.1%	5.1%	5.1%
Total
620 or above	93.2%	93.1%	93.1%	93.0%	92.6%	92.4%	92.1%
619-575	5.0%	5.1%	5.1%	5.2%	5.5%	5.6%	5.8%
574 or below	1.8%	1.8%	1.8%	1.8%	1.9%	2.0%	2.1%
Primary average loan size (in thousands)
Flow	$161.9	$161.8	$161.6	$160.3	$158.3	$157.0	$155.6
Structured transactions	$157.5	$158.1	$158.9	$159.4	$159.9	$160.3	$160.8
Total	$161.3	$161.2	$161.2	$160.2	$158.6	$157.5	$156.4
Loss severity (12) - primary (quarterly)
Flow	94.2%	75.7%	83.6%	87.4%	100.7%	98.8%	95.7%
Structured transactions	87.9%	63.9%	85.9%	91.9%	98.9%	98.2%	98.9%
Total	92.7%	72.2%	84.3%	89.0%	100.0%	98.6%	96.9%
Persistency (13)
Primary persistency rate	83.8%	82.3%	82.5%	82.2%	81.0%	79.6%	77.6%
Risk-to-capital ratio (14)	18.5 to 1	19.6 to 1	18.7 to 1	16.6 to 1	14.3 to 1	11.7 to 1	10.5 to 1
Excess minimum policyholders position (MPP) (15)	$215.2	$185.3	$246.6	$423.8	$505.9	$611.6	$905.6

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

		9/30/2009		12/31/2008		9/30/2008
		Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
		(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk in Force (RIF)
Prior to 1999		$283	1.0%	$336	1.1%	$359	1.2%
1999		248	0.9%	273	0.9%	279	0.9%
2000		109	0.4%	122	0.4%	126	0.4%
2001		377	1.3%	438	1.4%	457	1.5%
2002		820	2.9%	956	3.1%	998	3.3%
2003		2,221	7.8%	2,577	8.4%	2,691	8.8%
2004		2,417	8.4%	2,755	9.0%	2,862	9.4%
2005		3,582	12.5%	4,029	13.2%	4,189	13.8%
2006		4,559	15.9%	5,175	16.9%	5,384	17.7%
2007		8,019	28.0%	9,068	29.6%	9,435	31.0%
2008		4,318	15.1%	4,876	16.0%	3,659	12.0%
2009		1,646	5.8%	—	0.0%	—

Total		$28,599		$30,605		$30,439

		9/30/2009		12/31/2008		9/30/2008
		% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force,
(Ranking based on 9/30/09 RIF)
Florida		10.1%	38.2%	10.3%	27.8%	10.5%	22.6%
California		7.7%	34.3%	8.0%	24.7%	8.2%	21.0%
Texas		7.4%	11.7%	7.3%	9.4%	7.2%	8.0%
Illinois		5.2%	22.1%	5.2%	14.8%	5.1%	12.6%
Georgia		4.7%	20.7%	4.7%	14.6%	4.7%	12.3%
New York		4.0%	16.2%	3.9%	11.3%	3.8%	9.6%
Ohio		3.8%	16.7%	3.8%	13.5%	3.8%	12.6%
Pennsylvania		3.4%	14.0%	3.3%	10.8%	3.3%	9.7%
New Jersey		3.2%	21.6%	3.2%	14.2%	3.1%	12.0%
Washington		3.2%	14.4%	3.1%	8.1%	3.1%	6.4%

	2009			2008
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	20.5%	20.6%	20.8%	21.5%	22.6%	24.0%	24.4%
95.01% to 97% LTV’s	4.1%	4.1%	4.1%	4.1%	4.0%	3.9%	3.8%
90.01% to 95% LTV’s	30.4%	30.3%	30.2%	29.9%	29.4%	29.3%	29.4%
85.01% to 90% LTV’s	38.0%	37.9%	37.8%	37.5%	36.9%	35.7%	35.3%
85% and below	7.0%	7.1%	7.1%	7.0%	7.1%	7.1%	7.1%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	6.8%	6.8%	6.9%	7.1%	7.4%	7.7%	7.9%
Less-than-A quality (FICO scores below 575) (A)	1.8%	1.8%	1.8%	1.8%	1.9%	2.0%	2.1%
Alt-A Loans:
With FICO scores of 660 and above	15.0%	15.3%	15.7%	16.3%	17.4%	19.0%	19.4%
With FICO scores below 660 and above 619	2.3%	2.3%	2.3%	2.5%	2.6%	2.9%	3.0%

Total Alt-A Loans	17.3%	17.6%	18.0%	18.8%	20.0%	21.9%	22.4%
ARMs (B)	9.5%	9.7%	9.9%	10.3%	11.0%	11.6%	12.1%
Interest Only (C)	11.0%	11.1%	11.3%	11.8%	12.5%	13.8%	14.0%
Payment Option ARMs	3.1%	3.2%	3.3%	3.4%	3.6%	3.7%	3.7%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 1.0% and 0.6% of RIF are subject to initial payment adjustment in 2009 and 2010, respectively.

(C)	Approximately 95.0% and 95.2% of interest only loans written in 2008 and the first nine months of 2009, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2009				2008
	9/30/2009	6/30/2009	3/31/2009	Total (16)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (16)
	(Dollars in millions, except claim size)				(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	725,029	745,551	768,441	725,029	775,841	776,544	781,867	794,323	775,841
Primary loans in default	141,261	126,431	117,503	141,261	109,580	93,670	80,895	69,718	109,580
Primary default rate	19.48%	16.96%	15.29%	19.48%	14.12%	12.06%	10.35%	8.78%	14.12%
Flow only default rate	18.26%	15.81%	14.14%	18.26%	13.00%	10.93%	9.26%	7.57%	13.00%
Structured transactions only default rate	26.87%	23.83%	22.16%	26.87%	20.70%	18.41%	16.25%	15.14%	20.70%
Pool default rate	20.86%	19.46%	17.69%	20.86%	15.54%	12.74%	10.76%	9.20%	15.54%
Primary default rates by loan type
Alt-A loans	41.28%	37.52%	34.79%	41.28%	30.56%	25.79%	21.67%	17.47%	30.56%
Less than A quality loans	37.96%	33.61%	30.94%	37.96%	30.81%	27.25%	23.27%	20.74%	30.81%
Above 97s	26.03%	22.36%	19.85%	26.03%	18.28%	15.23%	12.39%	10.18%	18.28%
ARMs (excluding 2/28 Hybrid ARMs)	40.50%	37.32%	35.09%	40.50%	32.00%	27.40%	23.41%	19.03%	32.00%
2/28 Hybrid ARMs	52.87%	50.41%	49.95%	52.87%	48.46%	47.38%	45.38%	42.95%	48.46%
Payment option ARMs	50.75%	47.01%	43.78%	50.75%	38.87%	32.60%	26.72%	19.59%	38.87%
Interest Only	40.78%	36.49%	33.41%	40.78%	28.62%	23.53%	19.25%	15.04%	28.62%
Claims paid
Primary claims paid - flow	$144.6	$129.8	$136.7	$411.1	$143.7	$130.1	$117.2	$93.0	$484.0
Primary claims paid - structured transactions	43.7	47.3	65.3	156.3	79.7	76.9	71.8	59.9	288.3
Ceded claims, supplemental and other (17)	(29.8)	(21.8)	(21.3)	(72.9)	(18.1)	(29.4)	(0.2)	0.7	(47.0)

Total primary claims paid	158.5	155.3	180.7	494.5	205.3	177.6	188.8	153.6	725.3
Total pool and other	268.8	31.0	25.9	325.7	19.2	22.5	3.9	9.0	54.6

Total claims paid	427.3	186.3	206.6	820.2	224.5	200.1	192.7	162.6	779.9
Loss adjustment expenses	11.6	12.8	9.6	34.0	11.6	10.2	6.1	6.2	34.1

Total claims paid including loss adjustment expenses	$438.9	$199.1	$216.2	$854.2	$236.1	$210.3	$198.8	$168.8	$814.0
Number of primary claims paid	4,299	5,010	4,613	13,922	5,044	4,371	4,329	3,722	17,466
Average primary claim size (in thousands)	$36.9	$31.0	$39.2	$35.5	$40.7	$40.6	$43.6	$41.3	$41.5
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	0.2%	0.7%	4.7%	3.1%	23.2%	19.6%	50.8%	68.4%	39.8%
Percentage of primary NIW subject to captive reinsurance arrangements	0.2%	0.7%	4.7%	3.1%	23.1%	19.4%	48.7%	66.5%	39.0%
Percentage of primary IIF subject to captive reinsurance arrangements	46.5%	46.9%	47.5%	46.5%	49.0%	50.0%	53.0%	53.0%	49.0%
Percentage of primary RIF subject to captive reinsurance arrangements	47.5%	47.8%	48.3%	47.5%	49.5%	50.4%	53.1%	53.1%	49.5%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

	2009			2008
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in millions)			(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE,	$3,185.5	$2,854.8	$2,624.5	$2,349.7	$2,132.6	$1,589.3	$1,133.1
Reinsurance recoverables	(602.3)	(549.4)	(482.7)	(392.7)	(313.5)	(123.9)	(35.9)

Net balance at beginning of the period	2,583.2	2,305.4	2,141.8	1,957.0	1,819.1	1,465.4	1,097.2
Loss and LAE incurred (principally with respect to defaults occuring in):
Current year	375.2	374.1	370.6	473.8	393.5	480.4	363.2
Prior years	(40.6)	102.7	9.2	(45.8)	(45.3)	72.1	173.8

Total incurred	334.6	476.8	379.8	428.0	348.2	552.5	537.0
Loss and LAE payments (principally with respect to defaults occuring in):
Current year	(121.2)	(4.3)	(2.6)	(72.7)	(22.7)	(5.4)	(0.1)
Prior years	(317.7)	(194.7)	(213.6)	(170.5)	(187.6)	(193.4)	(168.7)

Total payments	(438.9)	(199.0)	(216.2)	(243.2)	(210.3)	(198.8)	(168.8)
Net ending balance	2,478.9	2,583.2	2,305.4	2,141.8	1,957.0	1,819.1	1,465.4
Reinsurance recoverables (A)	659.4	602.3	549.4	482.7	392.7	313.5	123.9

Ending reserves for losses and LAE	$3,138.3	$3,185.5	$2,854.8	$2,624.5	$2,349.7	$2,132.6	$1,589.3

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	12/31/2007	12/31/2006
	(Dollars in thousands)			(Dollars in thousands)
Loss Reserves by Book Year
2002 and prior	$127,098	$117,670	$128,501	$137,136	$117,987	$103,053
2003	131,432	115,439	115,725	118,672	87,713	65,107
2004	210,726	192,493	172,624	166,420	119,017	76,606
2005	499,670	534,897	437,354	406,224	238,077	83,339
2006	847,254	1,008,011	872,408	774,871	345,918	38,077
2007	1,137,081	1,067,259	1,007,037	928,065	224,368	—
2008	182,536	148,482	120,973	93,116	—	—
2009	2,464	1,237	175	—	—	—

Total Loss Reserves	$3,138,261	$3,185,488	$2,854,797	$2,624,504	$1,133,080	$366,182

	9/30/2009		6/30/2009		3/31/2009		12/31/2008		9/30/2008
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	141,261	$2,694.4	126,431	$2,560.4	117,503	$2,445.2	109,580	$2,340.0	93,670	$2,195.3
Pool insurance (11)	52,158	421.2	57,121	602.3	53,807	386.7	50,770	261.6	42,741	154.4
Surety (B)	—	22.7	—	22.8	—	22.9	—	22.9	—	—

Total	193,419	$3,138.3	183,552	$3,185.5	171,310	$2,854.8	160,350	$2,624.5	136,411	$2,349.7

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commuted and merged into the Company’s U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2009				2008
	9/30/2009	6/30/2009	3/31/2009	Total (16)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (16)
	(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$489	$1,052	$1,630	$3,171	$1,148	$1,466	$1,877	$1,353	$5,844
Primary insurance in force	$22,315	$22,645	$22,665	$22,315	$22,015	$21,446	$20,627	$19,530	$22,015
Primary risk in force	$5,444	$5,533	$5,569	$5,444	$5,465	$5,334	$5,137	$4,871	$5,465
Policies in force	139,073	141,448	142,541	139,073	140,128	137,979	134,451	129,032	140,128
Primary loans in default	6,479	5,550	4,480	6,479	3,565	2,795	2,157	1,832	3,565
Primary default rate	4.66%	3.92%	3.14%	4.66%	2.54%	2.03%	1.60%	1.42%	2.54%
Persistency	83.9%	84.1%	84.7%	83.9%	85.4%	84.1%	82.6%	81.6%	85.4%
Primary claims paid (in thousands)	$15,159	$12,857	$10,703	$38,719	$8,432	$5,929	$6,051	$4,033	$24,445
Number of primary claims paid	345	294	235	874	232	169	173	118	692
Average primary claim size (in thousands)	$43.9	$43.7	$45.5	$44.3	$36.3	$35.1	$35.0	$34.2	$35.3

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (7) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009				2008
	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$(80)	$(496)	$546	$(30)	$1,875	$2,577	$6,093	$7,688	$18,233

Revenues
Premiums earned	$3,031	$3,415	$2,472	$8,918	$3,192	$3,776	$3,769	$3,205	$13,942
Net gains (losses) from credit default swaps	9,248	7,003	7,756	24,007	(11,714)	(9,911)	9,550	800	(11,275)
Net investment (loss) income	(849)	(540)	4,860	3,471	850	3,858	3,762	4,767	13,237
Net realized investment gains (losses)	94	(271)	(1,765)	(1,942)	(1,237)	1,885	(480)	(231)	(63)
Other income (loss)	7	14	(35)	(14)	(23)	(23)	23	28	5

Total revenues (expenses)	11,531	9,621	13,288	34,440	(8,932)	(415)	16,624	8,569	15,846

Losses and expenses
Losses and loss adjustment expenses	2,185	4,012	3,101	9,298	6,447	34,488	3,589	19,020	63,544
Amortization of deferred policy acquisition costs	314	321	320	955	383	1,568	403	345	2,699
Other underwriting and operating expenses (3)	2,073	3,909	2,791	8,773	12,216	13,048	7,658	6,981	39,903

Total losses and expenses	4,572	8,242	6,212	19,026	19,046	49,104	11,650	26,346	106,146

Income (loss) from continuing operations before income taxes	6,959	1,379	7,076	15,414	(27,978)	(49,519)	4,974	(17,777)	(90,300)
Income tax (benefit) expense from continuing operations	(20,431)	14,831	346	(5,254)	2,242	(3,510)	340	(2,336)	(3,264)

Income (loss) from continuing operations	27,390	(13,452)	6,730	20,668	(30,220)	(46,009)	4,634	(15,441)	(87,036)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	1,914	(51)	26,469	33,217	61,549
(Loss) gain on sale from discontinued operations, net of taxes	(5,312)	7	(30)	(5,335)	1,741	(80,490)	—	—	(78,749)

Net income (loss)	$22,078	$(13,445)	$6,700	$15,333	$(26,565)	$(126,550)	$31,103	$17,776	$(104,236)

Loss ratio, expense ratio and combined ratio for the International Operations segment are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(U.S. dollars in thousands)			(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income and equity securities	$145,628	$124,312	$97,521	$139,804	$158,171	$285,814	$288,047
Cash and cash equivalents	75,941	103,065	134,011	124,518	164,276	64,566	61,732
Reinsurance recoverables	—	—	—	—	953	1,066	1,068
Deferred policy acquisition costs	1,589	1,823	2,027	2,474	2,945	4,965	5,006
Property, equipment and software, net of accumulated depreciation and amortization	38	52	688	948	1,709	1,901	2,065
Other assets (liabilities)	12,405	(4,298)	10,620	14,424	18,596	15,815	16,837
Assets - discontinued operations - held for sale	—	—	—	—	1,324,795	1,618,497	1,522,347

Total assets	$235,601	$224,954	$244,867	$282,168	$1,671,445	$1,992,624	$1,897,102

Liabilities
Reserve for losses and loss adjustment expenses	$36,766	$49,884	$61,065	$84,782	$90,856	$62,664	$60,736
Unearned premiums	19,797	21,946	24,522	25,449	27,296	31,660	29,378
Other liabilities	58,908	64,217	64,623	78,436	63,124	48,915	52,694
Liabilities - discontinued operations - held for sale	—	—	—	—	543,830	615,441	576,681

Total liabilities	115,471	136,047	150,210	188,667	725,106	758,680	719,489

Shareholder’s equity	120,130	88,907	94,657	93,501	946,339	1,233,944	1,177,613

Total liabilities and shareholder’s equity	$235,601	$224,954	$244,867	$282,168	$1,671,445	$1,992,624	$1,897,102

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2009				2008
	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(U.S. dollars in thousands, unless otherwise noted)				(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Net premiums written	$(80)	$(496)	$546	$(30)	$1,875	$2,577	$6,093	$5,368	$15,913

Revenues
Premiums earned	$2,904	$3,262	$2,373	$8,539	$3,051	$3,598	$3,660	$3,156	$13,465
Net gains (losses) from credit default swaps	9,248	7,003	7,756	24,007	(11,714)	(9,911)	9,550	800	(11,275)
Net investment (loss) income	(758)	(375)	4,673	3,540	282	3,221	2,971	3,972	10,446
Net realized investment gains (losses)	100	66	(1,314)	(1,148)	(4,377)	874	(480)	(231)	(4,214)

Total revenues (expenses)	11,494	9,956	13,488	34,938	(12,758)	(2,218)	15,701	7,697	8,422

Losses and expenses
Losses and loss adjustment expenses	1,950	3,814	2,943	8,707	6,288	34,386	3,589	18,975	63,238
Amortization of deferred policy acquisition costs	279	283	298	860	311	1,565	401	345	2,622
Other underwriting and operating expenses (3)	1,836	3,685	2,436	7,957	6,069	9,813	5,587	4,633	26,102

Total losses and expenses	4,065	7,782	5,677	17,524	12,668	45,764	9,577	23,953	91,962

Income (loss) before income taxes	7,429	2,174	7,811	17,414	(25,426)	(47,982)	6,124	(16,256)	(83,540)
Income tax (benefit) expense	(20,430)	16,284	346	(3,800)	2,255	(3,510)	340	(2,336)	(3,251)

Net income (loss)	$27,859	$(14,110)	$7,465	$21,214	$(27,681)	$(44,472)	$5,784	$(13,920)	$(80,289)

Net income (loss) (Euros in thousands)	€20,494	€(10,693)	€5,715	€15,516	€(20,011)	€(29,410)	€3,704	€(8,857)	€(54,574)

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(U.S. dollars in thousands)			(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$131,439	$110,107	$96,586	$136,856	$145,746	$220,099	$222,364
Cash and cash equivalents	70,751	100,102	117,336	107,420	109,440	58,256	53,765
Reinsurance recoverables	—	—	—	—	954	1,066	1,068
Deferred policy acquisition costs	1,412	1,627	1,811	2,228	2,580	4,581	4,623
Property, equipment and software, net of accumulated depreciation and amortization	38	52	688	948	1,165	1,269	1,372
Other assets (liabilities)	11,763	(8,462)	10,581	14,332	18,279	15,287	15,837

Total assets	$215,403	$203,426	$227,002	$261,784	$278,164	$300,558	$299,029

Liabilities
Reserve for losses and loss adjustment expenses	$35,874	$49,281	$60,637	$84,503	$90,715	$62,620	$60,692
Unearned premiums	18,497	20,629	23,167	23,948	25,417	29,521	27,140
Other liabilities	58,584	61,981	64,220	76,814	61,269	47,284	50,432

Total liabilities	112,955	131,891	148,024	185,265	177,401	139,425	138,264
Shareholder’s equity	102,448	71,535	78,978	76,519	100,763	161,133	160,765

Total liabilities and shareholder’s equity	$215,403	$203,426	$227,002	$261,784	$278,164	$300,558	$299,029

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2009				2008
	9/30/2009	6/30/2009	3/31/2009	Total (15)	12/31/2008	9/30/2008	6/30//2008	3/31/2008	Total (15)
	(U.S. dollars in millions, except claims paid)				(U.S. dollars in millions, except claims paid)
New insurance written	$—	$—	$—	$—	$172	$90	$129	$95	$486
New credit default swaps written	$—	$—	$—	$—	$—	$—	$—	$—	$—
New reinsurance written	$—	$—	$—	$—	$—	$—	$3,627	$1,934	$5,561
Insurance in force	$36,289	$39,196	$41,552	$36,289	$46,290	$55,143	$62,422	$63,103	$46,290
Risk in force	$5,252	$6,812	$6,611	$5,252	$7,367	$7,972	$9,182	$9,628	$7,367
Claims paid including credit default swaps (in thousands)	$18,675	$19,676	$23,570	$61,921	$11,988	$2,461	$3,593	$3,562	$21,604

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL GUARANTY SEGMENT (8) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009				2008
	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)				(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$—	$—	$—	$—	$—	$—	$—	$—	$—

Revenues
Premiums earned	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—	—
Net realized investment gains	—	—	—	—	—	—	—	—	—
Impairment of unconsolidated subsidiaries (2)	—	—	—	—	—	(2,887)	—	(87,981)	(90,868)

Total revenues (expenses)	—	—	—	—	—	(2,887)	—	(87,981)	(90,868)

						—
Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—	—	—
Other underwriting and operating expenses	—	—	—	—	—	—	—	—	—

Total losses and expenses	—	—	—	—	—	—	—	—	—

Loss before equity in (losses) gains from unconsolidated subsidiaries and income taxes	—	—	—	—	—	(2,887)	—	(87,981)	(90,868)
Equity in (losses) gains from unconsolidated subsidiaries	—	—	—	—	(6,453)	9,340	(24,321)	(36,236)	(57,670)

(Loss) income from continuing operations before income taxes	—	—	—	—	(6,453)	6,453	(24,321)	(124,217)	(148,538)
Income tax benefit from continuing operations	—	—	—	—	(23,296)	—	—	(1,244)	(24,540)

Income (loss) from continuing operations	$—	$—	$—	$—	$16,843	$6,453	$(24,321)	$(122,973)	$(123,998)
(Loss) income from discontinued operations, net of taxes	—	—	—	—	(1,507)	437	(21,785)	(1,265)	(24,120)

Net income (loss)	$—	$—	$—	$—	$15,336	$6,890	$(46,106)	$(124,238)	$(148,118)

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)			(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$—	$—	$—	$—	$617	$117,607	$163,534
Equity securities: preferred	—	—	—	—	—	20,097	21,102

Total investments	$—	$—	$—	$—	$617	$137,704	$184,636
Cash and cash equivalents	—	—	—	—	30,220	29,276	7,419
Investments in unconsolidated subsidiaries	—	—	—	—	6,453	—	25,998
Deferred policy acquisition costs	—	—	—	—	—	—	3,600
Property, equipment and software, net of accumulated depreciation and amortization	—	—	—	—	—	162	174
Other assets	70,696	70,696	70,696	70,696	60,414	67,520	7,323

Total assets	$70,696	$70,696	$70,696	$70,696	$97,704	$234,662	$229,150

Liabilities
Reserve for losses and loss adjustment expenses	$—	$—	$—	$—	$22,900	$7,241	$(878)
Unearned premiums	—	—	—	—	—	820	6,331
Long-term debt	—	—	—	—	—	50,000	50,000
Other (assets) liabilities	—	—	—	—	(2,000)	2,897	(45,082)

Total liabilities	—	—	—	—	20,900	60,958	10,371

Shareholder’s equity	70,696	70,696	70,696	70,696	76,804	173,704	218,779

Total liabilities and shareholder’s equity	$70,696	$70,696	$70,696	$70,696	$97,704	$234,662	$229,150

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (9) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009				2008
	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)				(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$(1)	$—	$5	$4	$10	$12	$5	$8	$35

Revenues
Premiums earned	$4	$7	$8	$19	$11	$10	$11	$12	$44
Net investment income	351	727	1,975	3,053	2,410	3,136	2,757	1,942	10,245
Net realized investment losses	(1)	—	(18)	(19)	(1)	(988)	(3)	(11)	(1,003)
Change in fair value of certain debt instruments (1)	3,125	(39,079)	18,476	(17,478)	11,647	66,283	16,957	28,708	123,595
Other income	5	105	2,269	2,379	1,739	2,186	3,319	3,243	10,487

Total revenues (expenses)	3,484	(38,240)	22,710	(12,046)	15,806	70,627	23,041	33,894	143,368

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—	—	—	—
Other underwriting and operating expenses (income)	2,059	3,062	3,710	8,831	(5,847)	21,731	21,145	18,283	55,312
Interest expense	9,326	11,715	11,836	32,877	11,284	11,370	9,883	8,331	40,868

Total losses and expenses	11,385	14,777	15,546	41,708	5,437	33,101	31,028	26,614	96,180

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(7,901)	(53,017)	7,164	(53,754)	10,369	37,526	(7,987)	7,280	47,188
Equity in losses from unconsolidated subsidiaries	(109)	(171)	(152)	(432)	(194)	(152)	(121)	(121)	(588)

(Loss) income before income taxes	(8,010)	(53,188)	7,012	(54,186)	10,175	37,374	(8,108)	7,159	46,600
Income tax (benefit) expense	(3,320)	(19,790)	1,437	(21,673)	3,697	10,012	(2,684)	2,184	13,209

Net (loss) income	$(4,690)	$(33,398)	$5,575	$(32,513)	$6,478	$27,362	$(5,424)	$4,975	$33,391

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)			(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$16,053	$15,606	$117,718	$135,230	$134,222	$50,080	$51,979
Equity securities: common	—	—	—	—	—	987	1,242
Short term investments	1,210	1,300	1,300	1,300	1,300	1,300	1,300

Total investments	$17,263	$16,906	$119,018	$136,530	$135,522	$52,367	$54,521
Cash and cash equivalents	69,491	86,798	135,952	119,305	118,659	224,779	40,214
Investments in unconsolidated subsidiaries	14,999	15,064	15,170	15,295	15,360	15,646	15,493
Property, equipment and software, net of accumulated depreciation and amortization	73,146	73,827	74,927	76,033	77,136	78,042	78,627
Other (liabilities) assets	(57,805)	(26,414)	(38,331)	(26,852)	(17,281)	(5,837)	8,821

Total assets	$117,094	$166,181	$306,736	$320,311	$329,396	$364,997	$197,676

Liabilities
Unearned premiums	$5	$9	$16	$20	$21	$18	$26
Debt	417,757	427,116	457,054	481,764	532,177	554,694	364,378
Other (assets) liabilities	(60,656)	(22,651)	(22,268)	(25,316)	(10,820)	(7,122)	7,893

Total liabilities	357,106	404,474	434,802	456,468	521,378	547,590	372,297

Shareholder’s deficit	(240,012)	(238,293)	(128,066)	(136,157)	(191,982)	(182,593)	(174,621)

Total liabilities and shareholder’s deficit	$117,094	$166,181	$306,736	$320,311	$329,396	$364,997	$197,676